Goodwill and Intangibles Assets	12 Months Ended
Jun. 30, 2023
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangibles Assets

6. Goodwill and Intangible Assets

Goodwill

The following is a rollforward of the Company’s goodwill by reportable segment:

(in thousands)	Wholesale	Direct-to-Consumer	Business-to-Business	Total

Balance at June 30, 2021	$88,808	$20,342	$745	$109,895
Additions from current year acquisitions	27,539	9,477	8,247	45,263
Measurement period adjustments	(43)	(153)	(11)	(207)
Balance at June 30, 2022	116,304	29,666	8,981	154,951
Goodwill impairment	(116,304)	(20,673)	(8,981)	(145,958)
Disposition of business	-	(8,993)	-	(8,993)
Balance at June 30, 2023	$-	$-	$-	$-

Our reporting units are the same as our reportable segments.

During the quarter ended June 30, 2023, the Company performed its annual impairment test. There was a sustained stock price decline resulting in a lower market capitalization that led us to perform a quantitative analysis.

During the quarter ended December 31, 2022, we identified a number of goodwill impairment indicators that led us to conclude that a quantitative impairment test on goodwill was required to determine if the fair values of certain reporting units were below their carrying values. Most notably, revenue and earnings before income tax depreciation and amortization (EBITDA) for the second quarter (a historically strong quarter given the seasonal impact of holiday sales) fell short of projections. Additionally, we experienced increases in operational costs associated with higher costs of wine, freight and other supply chain items consistent with trends in the current economic environment. Both of these factors had a negative impact on our overall financial performance and led us to experience declining cash flows when compared to earlier quarter projections. Along with the continued market fluctuations, the Company's stock price continued to consistently decline during our second quarter of 2023.

Fair value determinations require considerable judgment and are sensitive to changes in underlying assumptions, estimates, and market factors. Estimating the fair value of individual reporting units requires us to make assumptions and estimates regarding our future plans, as well as industry, economic, and regulatory conditions. These assumptions and estimates include estimated future annual net cash flows, income tax rates, discount rates, growth rates, and other market factors. If current expectations of future growth rates and margins are not met, if market factors outside of our control, such as discount rates, change, or if management’s expectations or plans otherwise change, then one or more of our reporting units might become impaired in the future.

We utilized the discounted cash flow method under the income approach and the Guideline Public Company Method (GPCM) under the market approach to estimate the fair value of our reporting units. Some of the more significant assumptions inherent in estimating the fair values under the income approach include the estimated future annual net cash flows for each reporting unit (including net sales, cost of revenue, selling, general and administrative expense updated as of the end of the second quarter, depreciation and amortization, working capital, and capital expenditures), estimated growth rates, income tax rates, long-term growth rates, and a discount rate that appropriately reflects the risks inherent in each future cash flow stream. Under the GPCM approach, the significant assumptions include the consideration of stock price and financial metrics from guideline companies.

As a result of our interim impairment test, we determined that the fair values of the Wholesale and Business-to-Business reporting units were less than their respective carrying amounts. We recognized a total impairment charge of $125.3 million, which consists of $116.3 million for Wholesale and $9.0 million for Business-to-Business and is included in goodwill impairment losses in the consolidated statements of operations and comprehensive income (loss).

As a result of our year-end impairment test, we determined that the fair value of the Direct-to-Consumer reporting unit was less than its respective carrying amount. We recognized a total impairment charge of $20.7 million and it is included in goodwill impairment losses in the consolidated statements of operations and comprehensive income (loss).

As part of our simplification efforts, on June 29, 2023, the Company completed its sale of the assets of The Sommelier Company for negligible proceeds and an estimated potential earnout of $0.3 million. As a result of the sale, the Company recognized a loss on sale of assets of $9.7 million, of which approximately $9.0 million was goodwill.

For the year ended June 30, 2022, the Company did not recognize any impairment.

Intangible Assets

The components of finite-lived intangible assets, accumulated amortization, and indefinite-lived assets are as follows:

	June 30, 2023
(in thousands)	Gross Intangible	Accumulated Amortization	Accumulated Impairment Losses	Net Intangible
Indefinite-life intangibles
Trade names and trademarks	$30,102	$-	$(17,477)	$12,625
Winery use permits	6,750	-	-	6,750
Total Indefinite-life intangibles	36,852	-	(17,477)	19,375

Definite-life intangibles
Customer relationships	28,200	(9,812)	-	18,388
Trade names and trademarks	1,900	(669)	-	1,231
Total definite-life intangibles	30,100	(10,481)	-	19,619
Total other intangible assets	$66,952	$(10,481)	$(17,477)	$38,994

	June 30, 2022
(in thousands)	Gross Intangible	Accumulated Amortization	Accumulated Impairment Losses	Net Intangible
Indefinite-life intangibles
Trade names and trademarks	$30,203	$-	$(1,281)	$28,922
Winery use permits	6,750	-	-	6,750
Total Indefinite-life intangibles	36,953	-	(1,281)	35,672

Definite-life intangibles
Customer and Sommelier relationships	30,700	(4,922)	-	25,778
Trade names and trademarks	1,900	(253)	-	1,647
Total definite-life intangibles	32,600	(5,175)	-	27,425
Total other intangible assets	$69,553	$(5,175)	$(1,281)	$63,097

The customer relationships weighted average remaining amortization is 3.7 and 4.4 years as of June 30, 2023 and June 30, 2022, respectively. The trade names and trademarks weighted average remaining amortization is 3.0 and 3.5 years as of June 30, 2023 and June 30, 2022, respectively.

Our indefinite-lived intangible asset balance consists of trade names, trademarks and winery use permits, which had an aggregate carrying amount of $19.4 million as of June 30, 2023. We test our trade names, trademarks, and winery use permits for impairment annually, or more frequently if events or circumstances indicate it is more likely than not that the fair value of a trade name, trademark or winery use permit is less than its carrying amount. As noted above in the goodwill section, there were events and circumstances which occurred during the fourth quarter ending June 30, 2023 and second quarter ending December 31, 2022 that indicated that it was more likely than not that the fair values of certain of our trade names and trademarks may be below their carrying amounts. As such, we performed a quantitative impairment test on our indefinite-lived intangibles. In addition, the Company recognized a tradename impairment charge of $1.3 million in the year ended June 30, 2022.

We evaluated the Company's winery use permits and determined that there was no evidence as of June 30, 2023 and December 31, 2022 to suggest that any of the permits associated with the land and facilities of a given property had been compromised or no longer held the value assigned on the date of the acquisition. The value of the winery use permits is based off of the various ways the winery property can be used in the Company’s operations and is therefore not solely dependent on the value of the trade name and forecasted sales of the wine currently produced on that particular property.

We utilized the relief from royalty method under the income approach to estimate the fair value of our trade names and trademarks. Some of the more significant assumptions inherent in estimating the fair values include the estimated future annual gross sales for each trademark and trade name, royalty rates (as a percentage of gross sales that would hypothetically be charged by a licensor of the brand to an unrelated licensee), income tax considerations, long-term growth rates, and a discount rate that reflects the level of risk associated with the future cost savings attributable to the trade name or trademark. Based on the analysis performed for the quarter ended December 31, 2022, it was determined that the Company had a trade names and trademark impairment charge totaling $12.6 million, which consisted of $10.3 million related to Wholesale, $2.2 million related to Direct-to-Consumer and $0.1 million related to Business-to-Business segments. The total impairment loss of $12.6 million consists primarily of the $4.1 million and $3.7 million related to certain trademarks, respectively. The impairment loss arose due to a continued decline in certain tradename volume and a lower royalty rate use for assessing certain trademark given management's expectations. The impairment loss is included in intangible asset impairment losses in the consolidated statements of operations.

Based on the analysis performed for the quarter ended June 30, 2023, it was determined that the Company had a trade names and trademark impairment charge totaling $3.6 million, which consisted of $2.3 million related to Wholesale, $1.0 million related to Direct-to-Consumer and $0.3 million related to Business-to-Business. The impairment loss arose due to a continued decline in certain trademark volume compared to management's expectations and the write-off of various small trade names related to the Company's simplification efforts pertaining to brand and SKU rationalization. The impairment loss is included in intangible asset impairment losses in the consolidated statements of operations. if current expectations of future growth rates and royalty rates are not met, if market factors outside of our control, such as discount rates, change, or if management's expectations or plans otherwise change, then one or more of our intangible assets may become impaired in the future.

The range of discount rates, long-term growth rates, EBITDA multiples and royalty rates we used to estimate the fair values of our reporting units (in relation to our goodwill impairment testing) and trademarks as of the December 31, 2022 impairment testing date for each reporting unit or trademark, were as follows:

	Discount Rate		Long-Term Growth Rate		EBITDA Multiple		Royalty Rate
	Min	Max	Min	Max	Min	Max	Min	Max
Reporting units	13.5%	14.0%	3.0%	5.0%	10.0x	14.0x
Trademarks	15.0%	15.0%	3.0%	5.0%			1.5%	2.0%

The range of discount rates, long-term growth rates, EBITDA multiples and royalty rates we used to estimate the fair values of our reporting units (in relation to our goodwill impairment testing) and trademarks as of the June 30, 2023 impairment testing date for each reporting unit or trademark, were as follows:

	Discount Rate		Long-Term Growth Rate		EBITDA Multiple		Royalty Rate
	Min	Max	Min	Max	Min	Max	Min	Max
Reporting unit	14.0%	14.5%	3.0%	5.0%	7x	12.0x
Trademarks	15.5%	15.5%	3.0%	5.0%			1.5%	2.0%

Amortization expense of definite-lived intangible assets was $6.8 million and $5.0 million for the years ended June 30, 2023 and 2022, respectively.

As noted above, as part of our simplification efforts, on June 29, 2023, the Company completed its sale of the assets of The Sommelier Company. The sale included customer and Sommelier relationships with a gross intangible value of $2.5 million.

As of June 30, 2023, the estimated future amortization expense for finite-lived intangible assets is as follows:

(in thousands)
2024	$6,072
2025	5,047
2026	4,527
2027	3,179
2028	794
Total estimated amortization expense	$19,619